SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

UAM Funds Trust, Inc. - SEC File Nos. 33-79858, 811-8544
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                                 UAM(R) Funds
                      Funds for the Informed Investor/sm/
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100
                                1-877-876-5465

August 8, 2001


Dear Shareholder:

I am writing to all shareholders of the Pell Rudman Mid Cap Growth Portfolio ("PR Mid Cap Portfolio") to inform you of a special meeting of shareholders to be held on September 14, 2001. Before that special meeting, I would like your vote on the important issues affecting your fund as described in the attached proxy statement. This is a very important meeting that has been called to consider three proposals requiring your vote as a shareholder.


The proxy statement includes proposals relating to the approval of a new investment advisory agreement for the PR Mid Cap Portfolio and the approval of a reorganization with respect to the PR Mid Cap Portfolio. More specific information about the proposals is contained in the proxy statement, which you should consider carefully.


The Board of Trustees has unanimously approved the proposals and recommends that you vote for all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope.

If we do not receive your completed proxy card promptly, you may be contacted by a representative of UAM Funds Trust (the "UAM Funds") who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,


James F. Orr, III
Chairman

  IMPORTANT NEWS FOR SHAREHOLDERS OF THE PELL RUDMAN MID CAP GROWTH PORTFOLIO
                       (THE "PR MID CAP PORTFOLIO")


While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the PR Mid Cap Portfolio that require a shareholder vote.


                         Q & A: QUESTIONS AND ANSWERS

Q. What is happening to the PR Mid Cap Portfolio?


A. Until recently, all investment decisions regarding the PR Mid Cap Portfolio were made by Pell Rudman Trust Company, N.A. ("Pell Rudman"), a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual US"). INVESCO North American Holdings, Inc. ("INAH"), a wholly-owned subsidiary of AMVESCAP, plc, entered into an agreement with Old Mutual US and its parent company, Old Mutual, plc ("Old Mutual"), to purchase Pell Rudman. The purchase by INAH of Pell Rudman's business will result in the automatic termination of the PR Mid Cap Portfolio's investment advisory agreement. In anticipation of the completion of the sale, INVESCO Funds Group, Inc. ("INVESCO") and UAM Funds Trust ("UAM Funds"), on behalf of the PR Mid Cap Portfolio, entered into an interim investment advisory agreement ("Interim Agreement"). The Interim Agreement appoints INVESCO as the investment adviser to the PR Mid Cap Portfolio and authorizes INVESCO to make investment decisions for the PR Mid Cap Portfolio until shareholders of the PR Mid Cap Portfolio approve a new investment advisory agreement between INVESCO and UAM Funds. The PR Mid Cap Portfolio is managed by the same INVESCO investment team that manages the INVESCO Dynamics Fund, a mid cap growth fund seeking long term capital appreciation.


  In connection with the purchase of Pell Rudman's business, the parties to the transaction agreed, subject to your approval, to a reorganization pursuant to which the assets and liabilities of the PR Mid Cap Portfolio will be transferred to a new portfolio, to be called the INVESCO Mid-Cap Growth Fund (the "INVESCO Mid Cap Fund"), which will be a series of the INVESCO Counselor Series Funds, Inc. ("INVESCO Counselor Funds") and shareholders of the PR Mid Cap Portfolio will receive shares of equivalent value and number in the INVESCO Mid Cap Fund. INVESCO will make all investment decisions for the INVESCO Mid Cap Fund. INVESCO will also serve as administrator and INVESCO Distributors, Inc. ("IDI") will serve as the distributor to the INVESCO Mid Cap Fund.


  The following pages give you additional information about the sale of Pell Rudman to INAH and the reorganization of the PR Mid Cap Portfolio and the proposals on which you are being asked to vote. The Board of Trustees of the UAM Funds, including those who are not affiliated with Old Mutual US, INAH, the UAM Funds or their respective affiliates, unanimously recommends that you vote for these proposals.


Q. Why did you send me this booklet?

A. You are receiving these proxy materials--a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card-- because you have the right to vote on the important proposals concerning your investment in your PR Mid Cap Portfolio.

Q. Why am I being asked to vote on the new advisory agreements in Proposals No. 1 and
  No. 2?

A. The purchase by INAH of Pell Rudman's business constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), of the PR Mid Cap Portfolio's investment advisory agreement. As required by the 1940 Act, the PR Mid Cap Portfolio's investment advisory agreement automatically terminated as a result of the assignment. Accordingly, in anticipation of the completion of the sale to INAH, the Board of Trustees approved an Interim Agreement and has proposed continuation of the advisory services under a new investment advisory agreement between the PR Mid Cap Portfolio and INVESCO for approval by shareholders of the PR Mid Cap Portfolio. Compensation earned by INVESCO under the Interim Agreement is held in an interest-bearing escrow account pending shareholder approval of the new investment advisory agreement for a period of up to 150 days from the termination of the previous investment advisory agreement. If shareholders approve the proposed investment advisory agreement between UAM Funds and INVESCO discussed in Proposal No. 1 ("Proposed Agreement No. 1"), the amount held in the escrow account, plus interest, will be paid to INVESCO. If shareholders do not approve Proposed Agreement No. 1, INVESCO will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. In addition, in connection with the proposed reorganization of the UAM Funds' PR Mid Cap Portfolio into the INVESCO Mid Cap Fund of the INVESCO Counselor Funds, shareholders are being asked to approve the investment advisory agreement between INVESCO and INVESCO Counselor Funds on behalf of the INVESCO Mid Cap Fund ("Proposed Agreement No. 2").


  If shareholders approve Proposed Agreement No. 1, Proposed Agreement No. 1 will become effective and will serve as the investment advisory agreement from the date of the agreement's approval by shareholders until the closing of the reorganization (assuming shareholder approval of the reorganization). In the event the reorganization is not approved, INVESCO would continue to manage the PR Mid Cap Portfolio pursuant to Proposed Agreement No. 1. Proposed Agreement No. 1 is substantially similar to the Interim Agreement and the previous investment advisory agreement between Pell Rudman and the PR Mid Cap Portfolio.


  Upon the closing of the reorganization, Proposed Agreement No. 2 will become effective and serve as the investment advisory agreement for the INVESCO Mid Cap Fund. Proposed Agreement No. 2 is substantially similar to the Interim Agreement and Proposed Agreement No. 1, except for certain adviser liability provisions which do not appear in Proposed Agreement No. 2.


Q. What happens if new advisory agreements for the PR Mid Cap Portfolio or the INVESCO Mid Cap Fund are not approved?


A. If the shareholders of the PR Mid Cap Portfolio do not approve Proposed Agreement No. 1, the Interim Agreement will continue in effect and the Board of Trustees will take such further action as it deems to be in the best interests of the shareholders of the PR Mid Cap Portfolio.


   If the shareholders of the PR Mid Cap Portfolio do not approve Proposed Agreement No. 2, the reorganization will not close and the Board of Trustees will take such further action as it deems to be in the best interests of the shareholders of the PR Mid Cap Portfolio.


Q. Why am I being asked to vote on the proposed reorganization in Proposal No.
   3?

A. A shareholder vote is required to approve a transfer of the assets and liabilities of one series of a mutual fund to a new series of another mutual fund. The proposed reorganization requires shareholder approval because the assets and liabilities of the PR Mid Cap Portfolio will be transferred from the UAM Funds to the INVESCO Mid Cap Fund, a series of the INVESCO Counselor Funds.


Q. What happens if the proposed reorganization is not approved?

A. If the shareholders of the PR Mid Cap Portfolio do not approve the reorganization, the reorganization will not close and the Board of Trustees will take such further action as it deems to be in the best interests of the shareholders of the PR Mid Cap Portfolio.


Q. How will the reorganization affect me?


A. The INVESCO Mid Cap Fund's investment objectives, investment restrictions and fees and expenses will be substantially similar to those of the PR Mid Cap Portfolio. The INVESCO Mid Cap Fund is not, however, part of the UAM Funds. The INVESCO Mid Cap Fund is a separate series of the INVESCO Counselor Funds and you will become a shareholder of that fund after the reorganization, if the shareholders approve it. INVESCO and its affiliates will provide administrative and other services to the INVESCO Mid Cap Fund. The reorganization will not be a taxable event for federal income tax purposes to the shareholders of the INVESCO Mid Cap Fund.


Q. How does the Board of Trustees recommend that I vote?

A. After careful consideration, the Board of Trustees, including those Trustees who are not affiliated with the UAM Funds, Old Mutual US or its affiliated companies and INAH and its affiliated companies, recommends that you vote FOR all of the proposals on the enclosed proxy card.

Q. Whom do I call for more information or to place my vote?

A. You may provide the UAM Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your fund's information agent at 1-877-826-5465.

 Your Vote Is Important And Will Help Avoid The Additional Expense Of Another
                                 Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM FUNDS TRUST
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 14, 2001

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of Pell Rudman Mid Cap Growth Portfolio, a series of the UAM Funds Trust (the "UAM Funds"), will be held at the offices of the UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 at 10:00 a.m. Eastern daylight time on September 14, 2001 for the following purposes:

1. To approve a new investment advisory agreement between the UAM Funds and INVESCO Funds Group, Inc. on behalf of the Pell Rudman Mid Cap Growth Portfolio.

2. To approve a new investment advisory agreement between INVESCO Counselor Series Funds, Inc. and INVESCO Funds Group, Inc. on behalf of the INVESCO Mid-Cap Growth Fund.


3. To approve an agreement and plan of reorganization and liquidation between UAM Funds, on behalf of the Pell Rudman Mid Cap Growth Portfolio and the INVESCO Counselor Series Funds, Inc., on behalf of the INVESCO Mid-Cap Growth Fund.


4. To transact any other business that may properly come before the Meeting or any adjournments thereof.

The proposals stated above are discussed in detail in the attached proxy statement. Your Trustees unanimously recommend that you vote for the proposals.


Shareholders of record at the close of business on July 20, 2001, are entitled to notice of and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by submitting a subsequent proxy using the mail or by voting in person at the meeting.


By Order of the Board of Trustees of the UAM Funds.

Linda T. Gibson
Secretary

Boston, Massachusetts

August 8, 2001

                                UAM FUNDS TRUST
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF
                     PELL RUDMAN MID CAP GROWTH PORTFOLIO

                       TO BE HELD ON SEPTEMBER 14, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of UAM Funds Trust (the "UAM Funds") for the special meeting of shareholders of Pell Rudman Mid Cap Growth Portfolio (the "PR Mid Cap Portfolio") to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 on September 14, 2001 at 10:00 a.m. Eastern daylight time, and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on July 20, 2001, (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about August 13, 2001.

As used in this proxy statement, the UAM Funds' Board of Trustees is referred to as the "Trustees" or the "Board," and the term "Trustee" includes each trustee of the UAM Funds. A Trustee who is an interested person of the UAM Funds is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the UAM Funds because he or she is affiliated with one of the UAM Funds' investment advisers, Old Mutual (US) Holdings, Inc. ("Old Mutual US") or the UAM Funds' principal underwriter. Trustees who are not interested persons of the UAM Funds are referred to in this proxy statement as "Independent Trustees."

PROXY SOLICITATION GENERALLY AND QUORUM

-------------------------------------------------------------------------------

  The Trustees intend to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the UAM Funds at 1-877-826-5465.

  The PR Mid Cap Portfolio expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or its affiliates, who will not receive any compensation therefor from the PR Mid Cap Portfolio. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by AMVESCAP, plc.


  All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO INSTRUCTION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD. Thirty percent of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have the effect of a vote against Proposals 1, 2 and 3 ("Proposal" or collectively the "Proposals"). Shareholders should note that, while votes to ABSTAIN will count towards establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN, broker non-votes or withheld votes and votes AGAINST will have the same effect in determining whether the Proposal is approved.

  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

REQUIRED VOTE
-------------------------------------------------------------------------------

  The approval of Proposals 1, 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the PR Mid Cap Portfolio. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.


PROPOSALS 1 AND 2--APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
-------------------------------------------------------------------------------

INTRODUCTION

  Until recently, all investment decisions regarding the PR Mid Cap Portfolio were made by Pell Rudman Trust Company, N.A. ("Pell Rudman"), a wholly-owned subsidiary of Old Mutual US. INVESCO North American Holdings, Inc. ("INAH"), a wholly-owned subsidiary of AMVESCAP, plc, purchased the investment management and trust business of Pell Rudman from Old Mutual US. In connection with the purchase of Pell Rudman's business, INAH and Old Mutual US agreed, subject to shareholder approval, to a reorganization (the "Reorganization") pursuant to which the assets and liabilities of the PR Mid Cap Portfolio would be transferred to a new portfolio, called the INVESCO Mid-Cap Growth Fund ("INVESCO Mid Cap Fund"), which is a series of the INVESCO Counselor Series Funds, Inc. ("INVESCO Counselor Funds"). INVESCO Funds Group, Inc. ("INVESCO"), a wholly-owned subsidiary of INAH, will make all investment decisions for the INVESCO Mid Cap Fund and INVESCO will serve as administrator, transfer agent and shareholder servicing agent. INVESCO Distributors, Inc. ("IDI") will serve as distributor to the INVESCO Mid Cap Fund. State Street Bank and Trust Company ("State Street Bank") will serve as custodian to the INVESCO Counselor Funds. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.


  The purchase of the business of Pell Rudman by INAH on August 2, 2001 constituted an "assignment," as that term is defined in the 1940 Act, of the PR Mid Cap Portfolio's investment advisory agreement dated October 27, 2000 (which was last approved by shareholders of the PR Mid

  Cap Portfolio on October 27, 2000 as a result of Old Mutual plc's acquisition of United Asset Management Corporation). As required by the 1940 Act, the PR Mid Cap Portfolio's investment advisory agreement automatically terminated as a result of the assignment. Accordingly, in anticipation of the completion of the sale to INAH, the Board approved an interim investment advisory agreement between UAM Funds and INVESCO (the "Interim Agreement"). The Interim Agreement appoints INVESCO as the investment adviser to the PR Mid Cap Portfolio and authorizes INVESCO to make investment decisions for the PR Mid Cap Portfolio until shareholders of the PR Mid Cap Portfolio approve a new investment advisory agreement between INVESCO and UAM Funds. The PR Mid Cap Portfolio is managed by the same INVESCO investment team that manages the INVESCO Dynamics Fund, a mid cap growth fund seeking long term capital appreciation. Compensation earned by INVESCO under the Interim Agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement between UAM Funds and INVESCO for a period of up to 150 days from the termination of the previous investment advisory agreement. The Board also has proposed continuation of the advisory services under a new investment advisory agreement between UAM Funds and INVESCO on behalf of the PR Mid Cap Portfolio for approval by shareholders of the PR Mid Cap Portfolio ("Proposed Agreement No. 1"). If shareholders approve Proposed Agreement No. 1, the amount held in the escrow account, plus interest, will be paid to INVESCO. If shareholders do not approve Proposed Agreement No. 1, INVESCO will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. In addition, the Board is also submitting for your approval a new investment advisory agreement, between INVESCO Counselor Funds and INVESCO on behalf of the INVESCO Mid Cap Fund ("Proposed Agreement No. 2"), which will become effective upon the closing of the Reorganization.


  If shareholders approve Proposed Agreement No. 1, it will become effective and serve as the investment advisory agreement from the date of the agreement's approval by shareholders until the closing of the Reorganization. In the event the Reorganization is not approved, INVESCO would continue to manage the PR Mid Cap Portfolio pursuant to Proposed Agreement No. 1. Proposed Agreement No. 1 is substantially similar to the Interim Agreement and the previous investment advisory agreement between Pell Rudman and UAM Funds on behalf of the PR Mid Cap Portfolio.


  If shareholders approve Proposed Agreement No. 2, upon the closing of the Reorganization, Proposed Agreement No. 2 will become effective and serve as the investment advisory agreement for the INVESCO Mid Cap Fund. Proposed Agreement No. 2 is substantially similar to the Interim Agreement and Proposed Agreement No. 1, except that the adviser liability provisions contained in Section 9 of Proposed Agreement No. 1 have been omitted from Proposed Agreement No. 2. If shareholders do not approve Proposed Agreement No. 2, the Reorganization will not close and the Board of Trustees will take such further action as it deems to be in the best interests of the shareholders of the PR Mid Cap Portfolio.


  FORMS OF PROPOSED AGREEMENTS NO. 1 AND NO. 2 ARE ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A AND EXHIBIT B, RESPECTIVELY.


INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

  The PR Mid Cap Portfolio currently pays, and will pay under Proposed Agreement No. 1, INVESCO an annual advisory fee of one percent (1.00%) of the average daily net assets of the portfolio. In addition, INVESCO has voluntarily agreed to limit the total fund operating expenses of the portfolio to 1.30% of the portfolio's average daily net assets, just as Pell Rudman had agreed prior to the sale to INAH. To maintain this expense limit, INVESCO may waive a portion of its management fee and/or reimburse certain expenses of the PR Mid Cap Portfolio. INVESCO intends to continue its expense limitation until further notice, but may discontinue it at any time. The PR Mid Cap Portfolio paid Pell Rudman $181,509, excluding fee waivers during its most recent fiscal year. After giving effect to Pell Rudman's fee waivers, the PR Mid Cap Portfolio paid $81,280 in advisory fees during its most recent fiscal year.


  The INVESCO Mid Cap Fund will pay, under Proposed Agreement No. 2, INVESCO an annual advisory fee of one percent (1.00%) of the average daily net assets of the portfolio. INVESCO has further agreed that the Institutional Class of the INVESCO Mid Cap Fund will continue to operate subject to a voluntary expense cap of 1.30% but INVESCO may discontinue it at any time.

INFORMATION ON INVESCO

  INVESCO, located at 7800 East Union Avenue, Denver, Colorado, will be the investment adviser to the INVESCO Mid Cap Fund. INVESCO was founded in 1932 and manages over $48.5 billion for more than 1,098,588 shareholders of 46 INVESCO mutual funds. INVESCO performs a wide variety of other services for the funds, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of fund shares). INVESCO is a wholly-owned subsidiary of INAH, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP, plc. The corporate headquarters of AMVESCAP, plc are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO'S and IDI's offices are located at 7800 East Union Avenue, Denver, CO 80237. The intermediary companies between INAH and AMVESCAP, plc are as follows: AMVESCAP, Inc., AMVESCAP Group Services, Inc. and AVZ, Inc., each of which is wholly-owned by its immediate parent.


  A wholly-owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI") will be the INVESCO Mid Cap Fund's distributor and will be responsible for the sale of the fund's shares. INVESCO and IDI are both subsidiaries of AMVESCAP, plc.


  The name, address and principal occupation of the principal executive officer and each director of INVESCO is as follows:



             Name                                 Position
             ----            --------------------------------------------------
   Mark H. Williamson....... Chairman of the Board and Chief Executive Officer
                             of INVESCO and Chairman of the Board and Chief
                             Executive Officer of IDI

   Raymond R. Cunningham.... President, Chief Operating Officer and Director of
                             INVESCO and President and Director of IDI

   Timothy J. Miller........ Chief Investment Officer, Senior Vice President
                             and Director of INVESCO and Director of IDI

   Ronald L. Grooms......... Senior Vice President, Treasurer and Director of
                             INVESCO and Senior Vice President, Treasurer and
                             Director of IDI

   Richard W. Healey........ Senior Vice President and Director of INVESCO and
                             Senior Vice President and Director of IDI

   William J. Galvin, Jr. .. Senior Vice President and Assistant Secretary of
                             INVESCO and Senior Vice President, Assistant
                             Secretary and Director of IDI

   Glen A. Payne............ Senior Vice President, Secretary and General
                             Counsel of INVESCO and Senior Vice President,
                             Secretary and General Counsel of IDI


  The address for each of the persons listed above is 7800 East Union Avenue, Denver, Colorado 80237.

INFORMATION ON OTHER SIMILAR INVESTMENT COMPANIES ADVISED BY INVESCO

  The INVESCO Mid Cap Fund will be managed by the same investment team that manages the INVESCO Dynamics Fund, a mid cap growth fund seeking long-term capital appreciation.

  The INVESCO Dynamics Fund has been in existence since 1967. As of June 30, 2001 the INVESCO Dynamics Fund had net assets of $7,243,925,383.15. As of fiscal year ended July 31, 2000, INVESCO received a fee of $24,145,356.00 for its investment advisory services to the INVESCO Dynamics Fund. The table below sets forth the amount paid by each share class.

  FISCAL YEAR END OF INVESCO DYNAMICS FUND: JULY 31, 2000
  ----------------------------------------------------------------------------

                                                         Total
                            Advisory   Total Expense    Expense   Management
                           Fee Dollars Reimbursements Limitations    Fee
  --------------------------------------------------------------------------
   Investor Class Shares   $24,121,605        0          1.20%      0.46%
  --------------------------------------------------------------------------
   Institutional Class/1/       19,552        0          0.95%      0.46%
  --------------------------------------------------------------------------
   Class C                       4,199        0          1.95%      0.46%

  ----------------------------------------------------------------------------

  /1/Institutional class shares of the Fund were offered beginning December
    31, 1999, but did not commence investment operations until May 23, 2000.

  The INVESCO Dynamics Fund performance is as follows:

  TOTAL RETURN PERFORMANCE FOR THE QUARTER ENDING: JUNE 30, 2001
  ----------------------------------------------------------------------------

   INVESCO   Inception Year to           5      10
   FUND        Date     Date   1 Year  Years  Years
  --------------------------------------------------
   Dynamics   09/1967  -20.95% -34.73% 15.21% 18.32%

  ----------------------------------------------------------------------------

SECTION 15(f) OF THE 1940 ACT

  Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as Pell Rudman) to a registered investment company, and the affiliates of such adviser (such as Old Mutual US), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), INAH, INVESCO, Old Mutual and Old Mutual US have agreed that for a period of three (3) years, they will not take or recommend any action that would cause more than 25% of the Trustees or of the board of directors of the INVESCO Counselor Funds to be interested persons of INVESCO or Pell Rudman (see Summary of the Reorganization below).

  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  INAH, INVESCO, Old Mutual and Old Mutual US have agreed not to take or recommend any action that would constitute an unfair burden on the PR Mid Cap Portfolio or INVESCO Mid Cap Fund within the meaning of Section 15(f).

DESCRIPTION OF THE PROPOSED INVESTMENT ADVISORY AGREEMENTS

  The terms and conditions of the new investment advisory agreements, forms of which are attached as Exhibit A and Exhibit B, respectively, are substantially similar in all material respects to the PR Mid Cap Portfolio's previous investment advisory agreement, except that the adviser liability provisions contained in Section 9 of Proposed Agreement No. 1 have been omitted from Proposed Agreement No. 2. The descriptions of the proposed investment advisory agreements set forth in this Proxy are qualified in their entirety by reference to Exhibit A and Exhibit B. Although the wording of the proposed investment advisory agreements differs from the prior investment advisory agreement in describing INVESCO's duties and obligations, the duties and obligations of INVESCO are substantially the same under both proposed investment advisory agreements.


  Under the terms of both proposed investment advisory agreements, INVESCO agrees to manage the investment operations of the portfolio, subject to the terms of the (applicable) investment advisory agreement and to the supervision of the Trustees or board of directors. INVESCO agrees to perform, or arrange for the performance of, the following specific services for the portfolio: (a) to manage the investment and reinvestment of all the assets of the portfolio, and to execute all purchases and sales of portfolio securities; (b) to maintain a continuous investment program for the portfolio, consistent with (i) the portfolio's investment policies as set forth in the Declaration of Trust, Articles of Incorporation, Bylaws, and/or Registration Statement, and in any prospectus and/or statement of additional information of the portfolio and (ii) the portfolio's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) to determine what securities are to be purchased or sold for the portfolio, unless otherwise directed by the Trustees or board of directors, and to execute transactions accordingly; (d) to provide to the portfolio the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of INVESCO; (e) to determine what portion of the portfolio should be invested in the various types of securities authorized for purchase by the portfolio; and (f) to make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio's securities shall be exercised.


  With respect to execution of transactions for the portfolio, INVESCO is authorized under both proposed investment advisory agreements to employ such brokers or dealers as may, in INVESCO's best judgment, implement the policy of the (applicable) portfolio to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, INVESCO is authorized to consider the full range and quality of a broker's services that benefit the portfolio, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which INVESCO effects securities transactions on behalf of the portfolio may be used by INVESCO in servicing all of its accounts, and not all such services may be used by INVESCO in connection with the portfolio. In the selection of a broker or dealer for execution of any negotiated transaction, INVESCO has no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that INVESCO shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, INVESCO shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the portfolio.

  With respect to Proposed Agreement No. 1 only, INVESCO shall not be subject to any liability whatsoever to UAM Funds, or to any shareholder of UAM Funds, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under Proposed Agreement No. 1, including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the PR Mid Cap Portfolio in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of INVESCO in performance of its obligations and duties under Proposed Agreement No. 1, (ii) reckless disregard by INVESCO of its obligations and duties under Proposed Agreement No. 1, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).


  INVESCO shall bear the costs and expenses of all personnel, facilities, equipment and supplies reasonably necessary to provide the services required to be provided by INVESCO under both proposed advisory agreements.

  With respect to the services required to be provided by INVESCO under both proposed investment advisory agreements, INVESCO may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the fund, make use of its affiliated companies and their employees; provided that INVESCO shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by the investment advisory agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by the agreement to be borne by INVESCO shall be borne by INVESCO or its affiliated companies.

  Proposed Agreement No. 1 shall become effective as of the date it is approved by a majority of the outstanding voting securities of the portfolio. Proposed Agreement No. 2 shall become effective upon the closing of the Reorganization. Unless sooner terminated, both proposed investment advisory agreements shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually
  (i) by a vote of a majority of the outstanding voting securities of the fund or by the Trustees or directors, and (ii) by a majority of the Trustees or directors who are not interested persons of the adviser or by votes cast in person at a meeting called for the purpose of voting on such approval. (As a practical matter, however, Proposed Agreement No. 1 will be terminated upon the closing of the Reorganization.)


  Both proposed investment advisory agreements may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Trustees or the board of directors, or by the vote of a majority of the outstanding voting securities of the portfolio, as the case may be, or by INVESCO. Each of the proposed investment advisory agreements shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event the investment advisory agreement shall remain in full force and effect subject to the terms and provisions of said order.

RECOMMENDATION OF TRUSTEES

  At a regular meeting of the Board of Trustees on June 29, 2001, representatives of Pell Rudman and Old Mutual US advised the Independent Trustees that Old Mutual, Old Mutual US, and INAH had entered into an acquisition agreement. INVESCO provided the Independent Trustees with written materials that highlighted INVESCO's history and experience, the general terms of Pell Rudman's acquisition and the perceived benefits for the PR Mid Cap Portfolio's shareholders. The Board considered the following factors to be of greatest importance with respect to Proposed Agreement
  No. 1: (i) the fact that the compensation payable under Proposed Agreement No. 1 will be at the same rate as the compensation payable under the previous investment advisory agreement; (ii) the performance record of INVESCO; (iii) the nature and quality of services expected to be rendered by INVESCO; and (iv) the history, reputation, qualifications and background of personnel of INVESCO. The Independent Trustees discussed the acquisition with representatives of Pell Rudman and Old Mutual US. They were assisted in their review of this information by their independent legal counsel.


  On June 29, 2001, the Board, including a majority of the Independent Trustees, voted to approve Proposed Agreement No. 1 with INVESCO for the PR Mid Cap Portfolio and to recommend approval of the agreement to shareholders. The UAM Funds' Board was not required by law to approve Proposed Agreement No. 2 because it is an agreement between INVESCO and INVESCO Counselor Funds.


  The INVESCO Counselor Funds' Board, including a majority of those members of the INVESCO Counselor Funds' Board who are not "interested persons" (as defined in the 1940 Act) of any party to Proposed Agreement No. 2, voted to approve Proposed Agreement No. 2 at a meeting held on August 6-8, 2001. The Board considered the following factors to be of greatest importance with respect to Proposed Agreement No. 2: (i) the fact that the compensation payable under the Proposed Agreement No. 2 will be at the same rate as the compensation payable under the UAM Funds' previous investment advisory agreement; (ii) the performance record of INVESCO; (iii) the nature and quality of services expected to be rendered by INVESCO; and (iv) the history, reputation, qualifications and background of personnel of INVESCO.


    The Trustees Unanimously Recommend That Shareholders Of The PR Mid Cap
               Portfolio Vote To Approve Proposals 1 And 2.

PROPOSAL 3--APPROVAL OF THE REORGANIZATION
-------------------------------------------------------------------------------

SUMMARY OF THE REORGANIZATION

  In addition to the proposals discussed above, shareholders of the PR Mid Cap Portfolio are being asked to vote on the Reorganization, pursuant to which the PR Mid Cap Portfolio will transfer all of its assets and liabilities to a newly-organized portfolio, to be called the INVESCO Mid Cap Fund, which will be a series of the INVESCO Counselor Funds to be administered by INVESCO. As a result of the proposed Reorganization, each PR Mid Cap Portfolio shareholder will become a shareholder of the corresponding INVESCO Mid Cap Fund and will hold immediately after the Reorganization shares of such INVESCO Mid Cap Fund with a total dollar value and number equal to the total dollar value and number such shareholder held in the PR Mid Cap Portfolio immediately prior to the Reorganization. INVESCO will make all investment decisions for the INVESCO Mid Cap Fund and INVESCO will serve as administrator and transfer agent. IDI will serve as distributor and State Street Bank will serve as custodian to the INVESCO Mid Cap Fund. It is currently anticipated that the Reorganization will occur October 1, 2001.


DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  The Agreement by and between the UAM Funds, on behalf of the PR Mid Cap Portfolio, and the INVESCO Counselor Funds, on behalf of the INVESCO Mid Cap Fund, provides for: the transfer of all of the assets of the PR Mid Cap Portfolio solely in exchange for shares of common stock of the INVESCO Mid Cap Fund and the assumption by the INVESCO Mid Cap Fund of all or substantially all of the liabilities of the PR Mid Cap Portfolio, followed by the distribution on the closing date of INVESCO Mid Cap Fund shares to the holders of the PR Mid Cap Portfolio shares. On the closing date for the Reorganization, anticipated to be October 1, 2001, if the PR Mid Cap Portfolio obtains shareholder approval for the Reorganization, the PR Mid Cap Portfolio shall assign, deliver, and otherwise transfer all of its assets and assign all liabilities to the INVESCO Mid Cap Fund free and clear of all liens and encumbrances, and such INVESCO Mid Cap Fund will acquire all the assets and will assume all liabilities of the PR Mid Cap Portfolio, in exchange for shares of such INVESCO Mid Cap Fund. In addition, the Agreement provides that the net asset value per share of the PR Mid Cap Portfolio and of the INVESCO Mid Cap Fund will be equal and the number of shares of INVESCO Mid Cap Fund issued in exchange for shares of the PR Mid Cap Portfolio will equal the number of shares of the PR Mid Cap Portfolio issued and outstanding at the time of the Reorganization. Following the liquidation of the PR Mid Cap Portfolio, the outstanding shares of the PR Mid Cap Portfolio will be cancelled on the books of the UAM Funds and become unissued shares. The Agreement also provides that the INVESCO Counselor Funds will receive, prior to the closing, an opinion of counsel to the effect that: (i) UAM Funds is duly organized and validly existing under the laws of the State of Delaware and the PR Mid Cap Portfolio is a validly existing series of the UAM Funds; (ii) UAM Funds is an open-end management investment company registered under the 1940 Act;
  (iii) the Agreement, the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of the UAM Funds and the Agreement has been duly executed and delivered by the UAM Funds on behalf of the PR Mid Cap Portfolio and is a valid and binding obligation of the UAM Funds on behalf of the PR Mid Cap Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind or with respect to the provision of the Agreement intended to limit liability for a particular matter for the PR Mid Cap Portfolio and its assets, including but not limited to
  Section 21 of the Agreement; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the UAM Funds to enter into the Agreement or carry out its terms on behalf of the PR Mid Cap Portfolio that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse effect on the operations of the PR Mid Cap Portfolio.


  In addition, UAM Funds shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the INVESCO Counselor Funds and the INVESCO Mid Cap Fund are duly organized and validly existing under the laws of the State of Maryland; (ii) INVESCO Counselor Funds is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite corporate action of the INVESCO Counselor Funds and the Agreement has been duly executed and delivered by the INVESCO Counselor Funds and is a valid and binding obligation of the INVESCO Counselor Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
  (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the INVESCO Counselor Funds to enter into the Agreement or carry out its terms on behalf of the INVESCO Mid Cap Fund that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the INVESCO Counselor Funds or the INVESCO Mid Cap Fund; and (v) the INVESCO Counselor Funds shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.


TAX CONSEQUENCES OF THE REORGANIZATION

  At the time of the closing, the UAM Funds and the INVESCO Counselor Funds shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by the PR Mid Cap Portfolio upon the transfer of its assets in exchange, solely for the corresponding shares and the assumption by the INVESCO Mid Cap Fund of the PR Mid Cap Portfolio's stated liabilities; (2) no gain or loss will be recognized by the INVESCO Mid Cap Fund on its receipt of the PR Mid Cap Portfolio's assets in exchange for the INVESCO Mid Cap Fund shares and the assumption by the INVESCO Mid Cap Fund of the PR Mid Cap Portfolio's liabilities; (3) the basis of the PR Mid Cap Portfolio's assets in the INVESCO Mid Cap Fund's hands will be the same as the basis of those assets in the PR Mid Cap Portfolio's hands immediately before the conversion; (4) such INVESCO Mid Cap Fund's holding period for the assets transferred to the INVESCO Mid Cap Fund by the PR Mid Cap Portfolio will include the holding period of those assets in the PR Mid Cap Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by the PR Mid Cap Portfolio on the distribution of the INVESCO Mid Cap Fund shares to the PR Mid Cap Portfolio's shareholders in exchange for their shares of the PR Mid Cap Portfolio; (6) no gain or loss will be recognized to the shareholders of the PR Mid Cap Portfolio as a result of the PR Mid Cap Portfolio's distribution of the INVESCO Mid Cap Fund shares to the PR Mid Cap Portfolio's shareholders in exchange for the PR Mid Cap Portfolio's shareholders' shares of the PR Mid Cap Portfolio; (7) the basis of the INVESCO Mid Cap Fund shares received by the PR Mid Cap Portfolio's shareholders will be the same as the adjusted basis of the PR Mid Cap Portfolio's shareholders' shares of the PR Mid Cap Portfolio surrendered in exchange therefor; and (8) the holding period of the INVESCO Mid Cap Fund shares received by the PR Mid Cap Portfolio's shareholders will include the PR Mid Cap Portfolio's shareholders' holding period for the PR Mid Cap Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor, provided that the PR Mid Cap Portfolio's shares were held as capital assets on the date of the conversion.


  The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with the INVESCO

  Mid Cap Fund and the PR Mid Cap Portfolio being "parties to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for federal income tax purposes for the INVESCO Mid Cap Fund, the PR Mid Cap Portfolio and their respective Shareholders.


  UAM Funds and INVESCO Counselor Funds have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Alston & Bird LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.


DESCRIPTION OF UAM FUNDS AND THE PR MID CAP PORTFOLIO


  UAM Funds was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, UAM Funds changed its name to "UAM Funds Trust."

  UAM Funds' Agreement and Declaration of Trust permits UAM Funds to issue an unlimited number of shares of beneficial interest, without par value. The Board of Trustees has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval. When issued and paid for, the shares of each series and class of UAM Funds are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of UAM Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

  The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. However, the PR Mid Cap Portfolio only issues Institutional Shares. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Institutional Shares do not bear any expenses for shareholder servicing or for the distribution of such shares pursuant to a distribution plan or other 12b-1 plan. Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases. Each class of shares has different exchange privileges.


  The PR Mid Cap Portfolio seeks long-term capital appreciation. The primary focus of the fund is on quality growth companies with medium market capitalizations. The fund normally invests at least 80% of its total assets in common stocks of companies with medium market capitalizations within the range of the Russell Mid Cap Growth Index at the time of purchase.


  INVESCO serves as investment adviser to the PR Mid Cap Portfolio pursuant to an Interim Agreement dated August 2, 2001. The PR Mid Cap Portfolio's Interim Agreement with INVESCO provides, in part, that INVESCO makes investment decisions for the assets of the PR Mid Cap Portfolio and continuously reviews, supervises and administers the PR Mid Cap Portfolio's INVESCO investment program, subject to the supervision of, and policies established by, the Board of Trustees. The PR Mid Cap Portfolio is managed by the same INVESCO investment team that manages the

  INVESCO Dynamics Fund, a mid cap growth fund seeking long term capital appreciation. For its services, INVESCO is entitled to a fee, which is calculated by applying an annual percentage rate of 1.00% to the average daily net assets of the PR Mid Cap Portfolio. Fees are calculated daily and paid into an escrow account on a monthly basis. Upon approval of Proposed Agreement No. 1, the fees held in escrow will be released to INVESCO. INVESCO has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and ordinary expenses) of the PR Mid Cap Portfolio. Due to the expense cap, management fees collected by INVESCO will fluctuate depending upon the amount of expenses incurred by the PR Mid Cap Portfolio. Currently, INVESCO's management fees (including fee waivers and expense reimbursements) paid into escrow for the PR Mid Cap Portfolio are approximately 1.00% of the PR Mid Cap Portfolio's average daily net assets, computed on an annualized basis. Expenses for the fund will vary over time. As a result, management fees subject to the voluntary expense cap will fluctuate accordingly.


DESCRIPTION OF THE INVESCO COUNSELOR FUNDS AND THE INVESCO MID CAP FUND


  INVESCO Counselor Funds was incorporated on April 24, 2000 under the laws of Maryland as INVESCO Advantage Series Funds, Inc. On November 8, 2000, INVESCO Counselor Funds changed its name to INVESCO Counselor Series Funds, Inc. INVESCO Counselor Funds is an open-end management investment company currently consisting of four portfolios of investments: INVESCO Advantage Fund--Class A shares, Class B shares and Class C shares, INVESCO Global Growth Fund--Class A shares, Class B shares and Class C shares, INVESCO Advantage Global Health Sciences Fund--Class A shares, Class B shares and Class C shares and INVESCO Advantage Technology/Telecommunications Fund-- Class A shares, Class B shares and Class C shares. Additional funds may be offered in the future. Although the rights of a shareholder of a Maryland corporation vary in certain respects from the rights of an interest holder of a Delaware business trust, the attributes of a share of common stock of INVESCO Counselor Funds are substantially similar to those of a share of beneficial interest of the UAM Funds. Each share of the UAM Funds and the INVESCO Counselor Funds represents an equal proportionate interest in the related investment portfolio with other shares of the same class (if applicable) and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Board of Trustees of UAM Funds or the Board of Directors of INVESCO Counselor Funds, as the case may be. Shares of both the UAM Funds and INVESCO Counselor Funds are entitled to one vote for each full share held and fractional votes for fractional shares held.


  The INVESCO Mid Cap Fund will have substantially similar investment objectives, policies and restrictions as the PR Mid Cap Portfolio. The INVESCO Mid Cap Fund will seek long-term capital appreciation. The primary focus of the fund will be on quality growth companies with medium market capitalizations. The fund plans to invest in common stocks of companies with medium market capitalizations within the range of the Russell Mid Cap Growth Index at the time of purchase.


  The new adviser, INVESCO, uses a bottom-up (i.e. it focuses on individual stocks rather than industries or sectors) selection process that concentrates on companies that offer strong growth potential and return on equity.

  The INVESCO Mid Cap Fund will be managed by the same team that manages the INVESCO Dynamics Fund, a mid cap growth fund seeking long-term capital appreciation.


  All shareholders of the PR Mid Cap Portfolio will hold Institutional shares of the INVESCO Mid Cap Fund after the Reorganization. Institutional Shares of the INVESCO Mid Cap Fund like Institutional Shares of the PR Mid Cap Portfolio do not bear any expenses for shareholder servicing or distribution pursuant to a distribution plan or other 12b-1 plan. The INVESCO Mid Cap Fund will, however, have three additional classes of shares: Class A, Class B, and Class C. Class A Shares are subject to a Rule 12b-1 fee of 0.35% and a contingent deferred sales charge ("CDSC") if more than

  $1,000,000.00 or more shares are purchased and redeemed within 18 months. Class A shares do not have conversion rights. Class B Shares are subject to a Rule 12b-1 fee of 1.00% and are subject to a CDSC if shares are purchased and redeemed within six years. Class B Shares may be converted to Class A Shares after eight years (along with a pro rata portion of reinvested dividends and distributions). Class C Shares are subject to a Rule 12b-1 fee of 1.00% and are subject to a CDSC if shares are purchased and redeemed within 13 months. Class C Shares do not have conversion rights.

  The INVESCO Mid Cap Fund will have substantially similar procedures for purchasing, redeeming and exchanging shares as the PR Mid Cap Portfolio. Shareholders in the INVESCO Mid Cap Fund will be able to exchange their shares in the INVESCO Mid Cap Fund for shares of the same class of another INVESCO fund on the basis of their respective net asset values at the time of the exchange.


  Following the conclusion of the Reorganization, INVESCO will serve as investment adviser to the INVESCO Mid Cap Fund pursuant to Proposed Agreement No. 2. Proposed Agreement No. 2 between INVESCO and the INVESCO Counselor Funds is substantially similar with respect to fees to the advisory agreement that exists between INVESCO and UAM Funds, on behalf of the PR Mid Cap Portfolio. For its services, INVESCO will be entitled to a management fee, which is calculated at a rate of 1.00% of the average daily net assets of the INVESCO Mid Cap Fund. Fees will be calculated daily and paid on a monthly basis.


  The table below sets forth comparative fee information (before waivers and reimbursements) for both the PR Mid Cap Portfolio and the Institutional Shares of the INVESCO Mid Cap Fund:


  ----------------------------------------------------------------------------

                                    PR Mid Cap INVESCO Mid Cap Fund
                                    Portfolio  Institutional Shares
  -----------------------------------------------------------------
   Management Fees                    1.00%           1.00%
  -----------------------------------------------------------------
   Other Expenses/1/,/2/              1.31%           0.80%
  -----------------------------------------------------------------
   Total Operating Expenses/1/,/2/    2.31%           1.80%
  -----------------------------------------------------------------


  /1/Other Expenses for the INVESCO Mid Cap Fund is based on estimated expenses for the current fiscal year which may be more or less than actual expenses. Actual expenses are not provided because INVESCO Mid Cap Fund shares will not be offered until October 1, 2001.


  /2/INVESCO has voluntarily agreed to limit the expenses of the PR Mid Cap Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30% of its average daily net assets. INVESCO may cancel or change its expense limitation at any time. Certain expenses of Institutional Class shares of the INVESCO Mid Cap Fund will be voluntarily absorbed by INVESCO pursuant to a commitment between the INVESCO Mid Cap Fund, with respect to Institutional Class shares, and INVESCO. This commitment may be changed at any time following consultation with the Fund's board of directors. After absorption of expenses pursuant to this commitment, the Fund's Other Expenses and Total Annual Fund Operating Expenses are anticipated to be 0.30% and 1.30% respectively, of the Institutional Class' average net assets.


INFORMATION ON INVESCO'S ADMINISTRATIVE SERVICES

  INVESCO, either directly or through affiliated companies, provides administrative, sub-accounting, and record keeping services to the INVESCO Counselor Funds pursuant to an Administrative Services Agreement dated June 1, 2000. Each fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each fund.

INFORMATION ON IDI

  IDI, a wholly-owned subsidiary of INVESCO, is the distributor of the INVESCO Counselor Funds. IDI will bear all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the fund's shares, except for such distribution expenses as are paid out of fund assets under the Plan of Distribution (the "Plan"), which will be adopted by the INVESCO Mid Cap Fund pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan will not be applicable to Institutional Shares of the INVESCO Mid Cap Fund.


INFORMATION ON OTHER SERVICE PROVIDERS

  INVESCO serves as transfer agent, dividend disbursing agent, and registrar to the INVESCO Counselor Funds pursuant to a Transfer Agency Agreement dated June 1, 2000. Each portfolio pays INVESCO an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. The fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each portfolio at any time during each month.

  State Street Bank serves as custodian to the INVESCO mutual funds pursuant to a Master Custodian Agreement dated May 8, 2001. The INVESCO Mid Cap Fund will be added to the Agreement if shareholders approve the Reorganization. The custodian is responsible for, among other things, receipt and delivery of investment securities in accordance with procedures and conditions specified in the Master Custodian Agreement. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.


RECOMMENDATION OF TRUSTEES

  At a regular meeting of the Board of Trustees on June 29, 2001, representatives of Pell Rudman and Old Mutual US advised the Independent Trustees that (i) Old Mutual, Old Mutual US, and INAH had entered into an acquisition agreement; and (ii) Old Mutual US and INAH agreed to the Reorganization, pursuant to which the assets of the PR Mid Cap Portfolio would be transferred to a new portfolio, the INVESCO Mid Cap Fund, which is a series of the INVESCO Counselor Funds. INVESCO provided a written presentation to the Independent Trustees that highlighted INVESCO's history and experience, the general terms of the proposed Pell Rudman acquisition and the Reorganization and the perceived benefits for the PR Mid Cap Portfolio, INVESCO and its investment advisory clients. The Independent Trustees discussed the Pell Rudman acquisition and the Reorganization with representatives of Pell Rudman and Old Mutual US. They were assisted in their review of this information by their independent legal counsel. Old Mutual US advised the Independent Trustees that it does not expect the Pell Rudman acquisition and proposed Reorganization to have an adverse effect on the operations of the PR Mid Cap Portfolio or its shareholders.


  On June 29, 2001, the Trustees, including a majority of the Independent Trustees, voted to approve the Reorganization and to recommend its approval to shareholders. In reaching its decision, the Trustees considered the following factors to be of greatest importance: (1) the INVESCO Mid Cap Fund will have substantially similar investment objectives, policies and limitations as those of the PR Mid Cap Portfolio and (2) the INVESCO Mid Cap Fund will be managed by the same team that manages the INVESCO Dynamics Fund, a well-regarded and highly rated mid-cap growth fund.


    The Trustees Unanimously Recommend That Shareholders Of The PR Mid Cap
                  Portfolio Vote To Approve Proposal 3.

ADMINISTRATIVE EXPENSES

  SEI Investments Mutual Fund Services ("SEI") serves as the PR Mid Cap Portfolio's administrator and Funds Distributor, Inc. ("FDI") serves as the PR Mid Cap Portfolio's principal underwriter. UAM Shareholder Services Center, Inc. serves as the Fund's shareholder servicing agent. SEI's principal business offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. UAM Shareholder Services Center, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087. UAM Funds does not pay FDI for its services as principal underwriter to the Fund.


  . As of the fiscal year ended April 30, 2001, SEI and UAM Funds Services, Inc. (the Fund's previous administrator) were paid $43,112 and $25,658, respectively by the PR Mid Cap Portfolio for services rendered as administrator.


  . As of the fiscal year ended April 30, 2001, UAM Shareholder Services Center, Inc. was paid $8,128 for services rendered as shareholder servicing agent and/or sub-shareholder servicing agent to the PR Mid Cap Portfolio.


  .As of May 31, 2001, the net assets of the PR Mid Cap Portfolio were $19,778,107.96.


BROKERAGE COMMISSIONS

  The Interim Agreement authorizes INVESCO to select the brokers or dealers that will execute the purchases and sales of investment securities for the PR Mid Cap Portfolio. The Interim Agreement also directs INVESCO to use its best efforts to obtain the best execution with respect to all transactions for the PR Mid Cap Portfolio. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. INVESCO may select brokers based on research services they provide to INVESCO. Information and research provided by a broker will be in addition to, and not instead of, the services INVESCO is required to perform under the Interim Agreement. In so doing, the PR Mid Cap Portfolio may pay higher commission rates than the lowest rate available when INVESCO believes it is reasonable to do so in light of the value of the research or brokerage services provided by the broker effecting the transaction.


  As of the fiscal year ended April 30, 2001, the PR Mid Cap Portfolio paid $25,650 in brokerage commissions.


PAYMENT OF EXPENSES

  AMVESCAP, plc and not the UAM Funds, will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures.

BENEFICIAL OWNERSHIP OF SHARES

  The following table contains information about the beneficial ownership by shareholders of five percent or more of PR Mid Cap Portfolio's outstanding shares as of July 20, 2001. On that date, the Trustees and officers of the PR Mid Cap Portfolio, together as a group, "beneficially owned" less than one percent of the PR Mid Cap Portfolio's outstanding shares.


  ----------------------------------------------------------------------------

         Name And Address            Percent Of   Number Of
          of Shareholder            Shares Owned Shares Owned
  -----------------------------------------------------------
  Charles Schwab & Co., Inc.
  Reinvest Account
  Attn: Mutual Funds                   36.75%    488,894.936
  101 Montgomery Street
  San Francisco, CA 94104-4122
  -----------------------------------------------------------
  Pell Rudman Trust Company, N.A.
  100 Federal Street, 37th Floor       24.93%    331,604.559
  Boston, MA 02110-1802
  -----------------------------------------------------------
  Southtrust Bank N.A. TTEE
  FBO Goodwin Investments LP
  Attn: Mutual Funds                    9.25%    122,983.234
  P.O. Box 830804
  Birmingham, AL 35283-0804
  -----------------------------------------------------------
  United Asset Management
  1 International Place, 44th Floor     7.87%    104,722.212
  Boston, MA 02110-2602
  -----------------------------------------------------------
  Blush & Co.
  P.O. Box 976                          7.85%    104,422.659
  New York, NY 10268-0976
  -----------------------------------------------------------


  As of July 20, 2001, the PR Mid Cap Portfolio had 1,330,208.309 shares outstanding.


  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the UAM Funds by its existing Trustees and/or on the records of UAM Funds' transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  For a free copy of the PR Mid Cap Portfolio's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the PR Mid Cap Portfolio may call (1-877-826-5465) or write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121.

OTHER BUSINESS

  The Trustees do not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Delaware law.

 The Trustees, including the independent trustees, recommend approval of each proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the proposals.

                                   EXHIBIT A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made this     day of      ,     , in Denver, Colorado, by
and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corporation, and UAM Funds Trust, a Delaware business trust (the "Trust").

                             W I T N E S S E T H :

WHEREAS, the Trust is a business trust organized under the laws of the State of Delaware; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company; and

WHEREAS, the Trust desires that the Adviser manage its Pell Rudman Mid Cap Growth Portfolio (the "Fund"), and the Adviser desires to manage said Fund;

NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained and intending to be legally bound hereby, the parties hereto agree as follows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Fund, subject to the terms of this Agreement and to the supervision of the Trust's trustees (the "Trustees"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Fund:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

    (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Agreement and Declaration of Trust, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Trust, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Trust status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

    (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Trustees of the Trust, and to execute transactions accordingly;

    (d) to provide to the Fund the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

    (e) to determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's securities shall be exercised.

     With respect to execution of transactions for the Fund, the Adviser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Trust to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Trust, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Trust may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Trust. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Trust of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Trust.

  2. Payment of Costs and Expenses. The Adviser shall bear the costs and expenses of all personnel, facilities, equipment and supplies reasonably necessary to provide the services required to be provided by the Adviser under this Agreement. The Trust shall pay all of the costs and expenses associated with its operations and activities, except those expressly assumed by the Adviser under this Agreement, including but not limited to:

    (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust in connection with securities transactions to which the Trust is a party or in connection with securities owned by the Fund;

    (b) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Trust;

    (c) the interest on indebtedness, if any, incurred by the Trust;

    (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust to federal, state, county, city, or other governmental agents;

    (e) the fees and expenses involved in maintaining the registration and qualification of the Trust and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements;

    (f) the compensation and expenses of its independent Trustees, and the compensation of any employees and officers of the Trust who are not employees of the Adviser or one of its affiliated companies and compensated as such;

    (g) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and Trustees' meetings;

    (h) all costs, fees or other expenses arising in connection with the organization and filing of the Trust's Agreement and Declaration of Trust, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Trust's operations by any other federal, state, or foreign authority;

    (i) the expenses of repurchasing and redeeming shares of the Fund;

    (j) insurance premiums;

    (k) the costs of designing, printing, and issuing certificates representing shares of beneficial interest of the Trust's Fund;

    (l) extraordinary expenses, including fees and disbursements of Trust counsel, in connection with litigation by or against the Trust;

    (m) premiums for the fidelity bond maintained by the Trust pursuant to
        Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder);

    (n) association and institute dues; and

    (o) the expenses of distributing shares of the Trust but only if and to the extent permissible under a plan of distribution adopted by the Trust pursuant to Rule 12b-1 of the Investment Company Act of 1940.

  3. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Trust, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

  4. Compensation of The Adviser. For the advisory services assumed by the Adviser under this Agreement, the Trust shall pay to the Adviser, in monthly installments, an advisory fee calculated by applying the annual percentage rate of 1.00% to the Fund's average daily net assets for the month.

  5. Avoidance of Inconsistent Positions and Compliance with Laws. In connection with purchases or sales of securities for the Fund, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  6. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually
     (i) by a vote of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust, and (ii) by a majority of the Trustees of the Trust who are not interested persons of the Adviser or the Trust by votes cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 6, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

     The Adviser agrees to furnish to the Trustees of the Trust such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

     Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 4 earned prior to such termination.

  7. Non-Exclusive Services. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Fund. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and the Adviser's other customers.

  8. Miscellaneous Provisions.

     Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Trust and the Adviser. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of the Fund as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

     Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

     Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

     Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Delaware. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

  9. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder of the Trust, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

IN WITNESS WHEREOF, the Adviser and the Trust each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                          UAM FUNDS TRUST

ATTEST:
                                          By: _________________________________
---------------------                     James F. Orr, III
Linda T. Gibson                           President
Secretary

                                          INVESCO FUNDS GROUP, INC.
ATTEST:

                                          By: _________________________________
---------------------                     Mark H. Williamson
Glen A. Payne                             Chief Executive Officer
Secretary

                                   EXHIBIT B

                     FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made this      day of      ,     , in Denver, Colorado, by
and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corporation, and INVESCO Counselor Series Funds, Inc., a Maryland Corporation (the "Company").

                             W I T N E S S E T H :

WHEREAS, the Company is a corporation organized under the laws of the State of Maryland; and

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company, consisting of diversified and non-diversified portfolios, and currently has one class of shares which is divided into series (the "Shares"), which may be divided into additional series, each representing an interest in a separate portfolio of investments specified in Schedule A (each a "Fund" and, collectively, the "Funds"); and


WHEREAS, the Company desires that the Adviser manage its investment operations and provide certain other services, and the Adviser desires to manage said operations and to provide such other services;

NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Company's Funds, subject to the terms of this Agreement and to the supervision of the Company's directors (the "Directors'). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Company:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Company's Funds, and to execute all purchases and sales of portfolio securities;

    (b) to maintain a continuous investment program for the Company's Funds, consistent with (i) the Funds' investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

    (c) to determine what securities are to be purchased or sold for the Company's Funds, unless otherwise directed by the Directors of the Company, and to execute transactions accordingly;

    (d) to provide to the Company's Funds the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

    (e) to determine what portion of the Company's Funds should be invested in the various types of securities authorized for purchase by the Funds; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Funds' securities shall be exercised.

     With respect to execution of transactions for the Company's Funds, the Adviser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Company to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Company, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Company may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Company. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Company of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Company.


  2. Other Services and Facilities. The Adviser shall, in addition, supply at its own expense all supervisory and administrative services and facilities necessary in connection with the day-to-day operations of the Company (except those associated with the preparation and maintenance of certain required books and records, and recordkeeping and administrative functions relating to employee benefit and retirement plans, which services and facilities are provided under a separate Administrative Services Agreement between the Company and the Adviser). These services shall include, but not be limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Company's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Company's operations; preparation and review of required documents, reports and filings by the Adviser's in-house legal and accounting staff (including the prospectus, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Company), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining the books and records required to be prepared and maintained by the Company pursuant to Rules 31a-1(b) (4), (5), (9), and (10) under the Investment Company Act of 1940. All books and records prepared and maintained by the Adviser for the Company under this Agreement shall be the property of the Company and, upon request therefor, the Adviser shall surrender to the Company such of the books and records so requested.

  3. Payment of Costs and Expenses. The Adviser shall bear the costs and expenses of all personnel, facilities, equipment and supplies reasonably necessary to provide the services required to be provided by the Adviser under this Agreement. The Company shall pay all of the costs and expenses associated with its operations and activities, except those expressly assumed by the Adviser under this Agreement, including but not limited to:

    (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Company in connection with securities transactions to which the Company is a party or in connection with securities owned by the Company's Funds;

    (b) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Company;

    (c) the interest on indebtedness, if any, incurred by the Company;

    (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Company to federal, state, county, city, or other governmental agents;

    (e) the fees and expenses involved in maintaining the registration and qualification of the Company and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements;

    (f) the compensation and expenses of its independent Directors, and the compensation of any employees and officers of the Company who are not employees of the Adviser or one of its affiliated companies and compensated as such;

    (g) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Company's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

    (h) all costs, fees or other expenses arising in connection with the organization and filing of the Company's Articles of Incorporation, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Company's operations by any other federal, state, or foreign authority;

    (i) the expenses of repurchasing and redeeming shares of the Company's
        Funds;

    (j) insurance premiums;

    (k) the costs of designing, printing, and issuing certificates representing shares of common stock of the Company's Funds;

    (l) extraordinary expenses, including fees and disbursements of Company counsel, in connection with litigation by or against the Company;

    (m) premiums for the fidelity bond maintained by the Company pursuant to
        Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder);

    (n) association and institute dues;

    (o) the expenses of distributing shares of the Company but only if and to the extent permissible under a plan of distribution adopted by the Company pursuant to Rule 12b-1 of the Investment Company Act of 1940; and

    (p) all fees paid by the Company for administrative, recordkeeping, and sub-accounting services under the Administrative Services Agreement between the Company and the Adviser dated August 1, 2001.

  4. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Company, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

  5. Compensation of The Adviser. For the advisory services assumed by the Adviser under this Agreement, the Company shall pay to the Adviser the fees set forth on Schedule B.

  6. Avoidance of Inconsistent Positions and Compliance with Laws. In connection with purchases or sales of securities for the Company's Funds, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Company's Funds or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  7. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Company's Funds, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Company's Funds or by the Directors of the Company, and (ii) by a majority of the Directors of the Company who are not interested persons of the Adviser or the Company by votes cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Company's Funds, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of
     Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 7, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment": and "vote of a majority of the outstanding voting securities") shall be applied.

     The Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

     Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 5 earned prior to such termination.

  8. Non-Exclusive Services. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Company's Funds. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Company's Funds in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company's Funds and the Adviser's other customers.

  9. Miscellaneous Provisions.

     Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Company and the Adviser. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any of the Company's Funds as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

     Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

     Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

     Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Maryland. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Adviser and the Company each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                          INVESCO COUNSELOR SERIES FUNDS, INC.

ATTEST:
                                          By: _________________________________
---------------------                     Mark H. Williamson
Glen A. Payne                             Chairman of the Board of Directors
Secretary

                                          INVESCO FUNDS GROUP, INC.
ATTEST:

                                          By: _________________________________
---------------------                     Mark H. Williamson
Glen A. Payne                             Chief Executive Officer
Secretary

                              Investment Advisory
                                   Schedule A


Registered
Investment
Company     Funds                                     Effective Date
----------------------------------------------------------------------
INVESCO Advantage Series Funds, Inc./1/              August 23, 2000
            Advantage Fund
            Global Growth Fund/2/                    November 29, 2000
            Advantage Global Health Sciences Fund/3/ May 15, 2001
            INVESCO Mid-Cap Growth Fund/4/           August  , 2001

--------

1 Amended November 8, 2000--On November 8, 2000, the name of the INVESCO Advantage Series Funds, Inc. was changed to INVESCO Counselor Series Funds, Inc. Therefore, all references to INVESCO Advantage Series Funds, Inc. should be changed to INVESCO Counselor Series Funds, Inc.


2  Amended November 29, 2000.


3  Amended May 15, 2001.


4  Amended August  , 2001

                              Investment Advisory
                                  Schedule B



                          INVESCO ADVANTAGE FUND


             INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND/2/


For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the INVESCO Advantage Fund and the INVESCO Advantage Global Health Sciences Fund, (individually referred to as a "Portfolio"), as determined by valuations made in accordance with each Portfolio's procedures for calculating its net asset value as described in each Portfolio's current Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser shall be computed at an annual rate of 1.50% of each Portfolio's daily average net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point by which the investment performance of each Portfolio exceeds the sum of 2.00% and the investment record of the Russell 3000 Index for the INVESCO Advantage Fund and the Morgan Stanley Health Care Product Index for the INVESCO Advantage Global Health Sciences Fund (the "Index" or "Indexes"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point by which the investment record of the applicable Index less 2.00% exceeds the investment performance of each Portfolio. The maximum or minimum adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% of average daily net assets. During the first twelve months of operation, the management fee will be charged at the base fee of 1.50% with no performance adjustment. During any period when the determination of each Portfolio's net asset value is suspended by the Directors of the Company, the net asset value of a share of that Portfolio as of the last business day prior to such suspension shall be deemed to be the net asset value at the close of each succeeding business day until it is again determined.


In determining the fee adjustment, if any, applicable during any month, INVESCO will compare the investment performance of the Class A Shares of each Portfolio for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the applicable Index during the Performance Period. The investment performance of each Portfolio will be determined by adding together (i) the change in the net asset value of the Class A Shares during the Performance Period, (ii) the value of cash distributions made by the applicable Portfolio to holders of Class A Shares to the end of the Performance Period, and (iii) the value of capital gains per share, if any, paid on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of the net asset value per share of the Class A Shares at the beginning of the Performance Period. The investment record of the applicable Index will be determined by adding together (i) the change in the level of the Index during the Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such Period.


After it determines any fee adjustment, INVESCO will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the fee adjustment by the average daily net assets of the Class A Shares of each Portfolio during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.


If the Directors determine at some future date that another securities index is more representative of the composition of the INVESCO Advantage Fund than is the Russell 3000 Index or the Morgan Stanley

Health Care Product Index for INVESCO Advantage Global Health Sciences Fund, the Directors may change the securities index used to compute the fee adjustment. If the Directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the fee adjustment. The Index will continue to be used to determine the amount of the fee adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.


However, no such fee shall be paid to the Adviser with respect to any assets of each Portfolio which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.


Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this section and shall be borne by each Portfolio in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this section.


                      INVESCO GLOBAL GROWTH FUND/1/


                      INVESCO MID-CAP GROWTH FUND/3/


For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the INVESCO Global Growth Fund and the INVESCO Mid-Cap Growth Fund (individually referred to as a "Portfolio"), as determined by valuations made in accordance with each Portfolio's procedure for calculating its net asset value as described in each Portfolio's Prospectus and/or Statement of Additional Information. As full compensation for its advisory services to the INVESCO Global Growth Fund and INVESCO Mid-Cap Growth Fund, the Adviser receives a monthly fee from each Portfolio. The fee is calculated at the annual rate of 1.00% of each Portfolio's average net assets.


During any period when the determination of each Portfolio's net asset value is suspended by the Directors of the Company, the net asset value of a share of that Portfolio as of the last business day prior to such suspension shall be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Adviser with respect to any assets of each Portfolio which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.


Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for the purposes of calculating the fee and shall be borne by the Company in any event. Expenditures, including costs incurred in connection with the purchase or sale of the INVESCO Global Growth Fund securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of calculating the fee. 1.00% of the Fund's average net assets.

--------

/1/Amended November 29, 2000.


/2/Amended May 15, 2001.


/3/Amended August  , 2001.

                                   EXHIBIT C

                          FORM OF AGREEMENT AND PLAN
                       OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of August 6, 2001 (the "Agreement"), by and between the UAM Funds Trust, a Delaware business trust (the "UAM Funds"), with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456, with regard to its Pell Rudman Mid Cap Growth Portfolio (the "Acquired Fund"); and INVESCO Counselor Series Funds, Inc., a Maryland Corporation (the "INVESCO Counselor Funds"), with its principal place of business at 7800 East Union Avenue, Denver, Colorado 80237, with regard to the INVESCO Mid-Cap Growth Fund ("Acquiring Fund").


WHEREAS, UAM Funds was organized under Delaware law as a business trust under an Agreement and Declaration of Trust dated April 26, 1994. UAM Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Acquired Fund is a validly existing series of UAM Funds;

WHEREAS, the INVESCO Counselor Funds was organized under Maryland law as a corporation under Articles of Incorporation dated April 24, 2000 (last amended on May 2, 2001). INVESCO Counselor Funds is an open-end management investment company registered under the 1940 Act. INVESCO Counselor Funds has authorized capital consisting of 4,000,000,000 shares of common stock with $0.01 par value. The Acquiring Fund is a duly organized and validly existing series of the INVESCO Counselor Funds;

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and shares of the appropriate class of the Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such Acquiring Fund Shares to the holders of Institutional Class Shares of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:


  1. Plan of Reorganization. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (the "Statement of Assets and Liabilities") to the Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding at the Valuation Time. Shareholders of record of Institutional Class Shares of the Acquired Fund at the Effective Time will be credited with full and fractional Institutional Class Shares of the Acquiring Fund. At the Effective Time, each shareholder of record of the Acquired Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared before the Effective Time, shall have the right to receive such unpaid dividends and distributions with respect to the shares of such Acquired Fund that such person held on the Distribution Record Date. The assets and stated liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

  2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and all other property owned by the Acquired Fund at the Effective Time.

  3. Calculations.

    (a) The number of Acquiring Fund Shares issued to the Acquired Fund pursuant to Section 1 hereof will be the number of outstanding Acquired Fund Shares at the Valuation Time.


    (b) The net asset value of each class of the Acquiring Fund Shares shall be the net asset value of the Acquired Fund's shares at the Valuation Time.

  4. Valuation of Assets. The value of the assets of the Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be computed by UAM Funds (and shall be subject to adjustment by the amount, if any, agreed to by UAM Funds and the Acquired Fund and INVESCO Counselor Funds and the Acquiring Fund). In determining the value of the securities transferred by the Acquired Fund to the Acquiring Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by UAM Funds, provided that such determination shall be subject to the approval of INVESCO Counselor Funds. UAM Funds and INVESCO Counselor Funds agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

  5. Valuation Time. The valuation time shall be 4:00 p.m., Eastern Time, on October 1, 2001, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of INVESCO Counselor Funds or UAM Funds, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund can be made.


  6. Liquidation of the Acquired Fund and Cancellation of Shares. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund and Acquired Fund Shares will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the number of Acquiring Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of UAM Funds at the Effective Time and shall thereafter represent only the right to receive Acquiring Fund Shares. The Acquired Fund's transfer books shall be closed permanently.

  7. Representations and Warranties of the Acquiring Fund.

     The Acquiring Fund represents and warrants to the Acquired Fund as follows:

    (a) Organization, Existence, etc. INVESCO Counselor Funds is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

    (b) Registration as Investment Company. INVESCO Counselor Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and will be in full force and effect.

    (c) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

    (d) Authority Relative to this Agreement. INVESCO Counselor Funds, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by INVESCO Counselor Funds' Board of Directors, and no other proceeding by the Acquiring Fund is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

    (e) Liabilities. To the Acquiring Fund's knowledge, there are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time, or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund. INVESCO Counselor Funds' Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

    (f) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

    (g) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

    (h) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

  8. Representations and Warranties of the Acquired Fund.

     The Acquired Fund represents and warrants to the Acquiring Fund as follows:

    (a) Organization, Existence, etc. UAM Funds is a business trust duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

    (b) Registration as Investment Company. UAM Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

    (c) Financial Statements. The audited financial statements of UAM Funds relating to the Acquired Fund for the fiscal year ended April 30, 2001, and the unaudited financial statements of the Acquired Fund for the fiscal period from May 1, 2001 to September 30, 2001, (the "Acquired Fund Financial Statements"), as delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

    (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

    (e) Authority Relative to this Agreement. UAM Funds, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the UAM Funds' Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceeding by the Acquired Fund is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

    (f) Liabilities. To the Acquired Fund's knowledge, there are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. UAM Funds' Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

    (g) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

    (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Fund, under which no default exists, the Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

  9. Conditions Precedent to Obligations of the Acquiring Fund.

    (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, INVESCO Counselor Funds shall have received a certificate from the President or Vice President of UAM Funds, dated as of such date, certifying on behalf of UAM Funds that as of such date the conditions set forth in this clause (a) have been met.

    (b) The Acquiring Fund shall have received an opinion of counsel for the Acquired Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Fund, to the effect that (i) UAM Funds is duly organized under the laws of the State of Delaware and the Acquired Fund is a validly existing series of UAM Funds; (ii) UAM Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of UAM Funds and this Agreement has been duly executed and delivered by UAM Funds on behalf of the Acquired Fund and is a valid and binding obligation of UAM Funds on behalf of the Acquired Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind or with respect to the provision of this Agreement intended to limit liability for a particular matter for the Acquired Fund and its assets, including but not limited to Section 21 of this Agreement; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for UAM Funds to enter into this Agreement on behalf of the Acquired Fund or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund.

    (c) The Acquired Fund shall have delivered to the Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

    (d) At the Effective Time, UAM Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by UAM Funds prior to or at the Effective Time and INVESCO Counselor Funds shall have received a certificate from the President or Vice President of UAM Funds, dated as of such date, certifying on behalf of UAM Funds that the conditions set forth in this clause (d) have been, and continue to be, satisfied.

  10. Conditions Precedent to Obligations of the Acquired Fund.

    (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, UAM Funds shall have received a certificate from the President or Vice President of INVESCO Counselor Funds, dated as of such date, certifying on behalf of INVESCO Counselor Funds that as of such date the conditions set forth in this clause (a) have been met.

    (b) The Acquired Fund shall have received an opinion of counsel for the Acquiring Fund, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Fund, to the effect that: (i) the Acquiring Fund is a duly organized and validly existing series of INVESCO Counselor Funds under the laws of the State of Maryland; (ii) INVESCO Counselor Funds is an open-end management investment company registered under the 1940 Act;
        (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of INVESCO Counselor Funds on behalf of the Acquiring Fund and this Agreement has been duly executed and delivered by the INVESCO Counselor Funds on behalf of the Acquiring Fund and is a valid and binding obligation of the INVESCO Counselor Funds on behalf of the Acquiring Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for INVESCO Counselor Funds on behalf of the Acquiring Fund to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Fund; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable.

    (c) At the Effective Time, INVESCO Counselor Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by INVESCO Counselor Funds prior to or at the Effective Time and UAM Funds shall have received a certificate from the President or Vice President of INVESCO Counselor Funds, dated as of such date, certifying on behalf of INVESCO Counselor Funds that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

  11. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

    (b) With respect to the Acquired Fund, UAM Funds will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of the Acquired Fund of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Fund if the Reorganization is consummated. UAM Funds has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Fund has furnished or will furnish information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

    (c) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    (d) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

    (e) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for Federal income tax purposes:

      (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

      (2) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

      (3) The basis of the Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

      (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the conversion;

      (5) No gain or loss will be recognized to the Acquired Fund on the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

      (6) No gain or loss will be recognized to the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

      (7) The basis of the Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of that Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

      (8) The holding period of the Acquiring Fund Shares received by the Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the conversion.


    (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding voting securities of the Acquired Fund (as defined in the 1940 Act).

    (g) The Board of Directors of INVESCO Counselor Funds, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

  12. Effective Time of the Reorganization. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of the close of business on October 1, 2001, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

  13. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of UAM Funds and/or by resolution of the Board of Directors of INVESCO Counselor Funds, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

  14. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

  15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado.

  16. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

  If to the Acquired Fund:

                                     Linda T. Gibson, Esq.
                                     Old Mutual (US) Holdings
                                     One International Place
                                     44th Floor
                                     Boston, MA 02110

  With a copy to:

                                     Audrey C. Talley, Esq.
                                     Drinker Biddle & Reath LLP
                                     One Logan Square
                                     18th & Cherry Streets
                                     Philadelphia, PA 19103

  If to the Acquiring Fund:

                                     Glen Payne, Esq.
                                     INVESCO Funds Group, Inc.
                                     7800 East Union Avenue
                                     Denver, CO 80237

  17. Fees and Expenses.

    (a) The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund will be borne by AMVESCAP, plc. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own Federal and state registration fees.

  18. Headings, Counterparts, Assignment.

    (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  19. Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

  20. Further Assurances. The Acquiring Fund and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

  21. Binding Nature of Agreement. As provided in INVESCO Counselor Funds' Articles of Incorporation on file with the Secretary of the State of Maryland, this Agreement was executed by the undersigned officers of INVESCO Counselor Funds, on behalf of the Acquiring Fund, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of INVESCO Counselor Funds. Moreover, no series of INVESCO Counselor Funds shall be liable for the obligations of any other series of that corporation. This Agreement was executed by the undersigned officers of UAM Funds on behalf of the Acquired Fund, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of UAM Funds. Moreover, no series of UAM Funds shall be liable for the obligations of any other series of that trust.

                                     INVESCO COUNSELOR SERIES FUNDS, INC., on
                                     behalf of its series, the INVESCO Mid-Cap
ATTEST:                              Growth Fund


                                     By: ______________________________________
-------------------------------          Mark H. Williamson
Glen Payne                               Chief Executive Officer
Secretary
                                     UAM FUNDS TRUST, on behalf of its series,
ATTEST:                              the Pell Rudman Mid Cap Growth Portfolio

-------------------------------      By: ______________________________________
Linda T. Gibson                          James F. Orr, III
Secretary                                President

ATTEST:                              AMVESCAP, plc, hereby joins in this
                                     Agreement with respect to, and agrees to
-------------------------------      be bound by, Section 17.
Secretary
                                     By: ______________________________________

                                         Robert F. McCullough


                                         Chief Financial Officer

                                UAM FUNDS TRUST
                      PELL RUDMAN MID CAP GROWTH PORTFOLIO
                      SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER 14, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Pell Rudman Mid Cap Growth Portfolio of the UAM Funds Trust (the "UAM Funds") to be held in the offices of the UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m. Eastern daylight time on September 14, 2001, and any adjournments or postponements thereof all shares of beneficial interest of said trust that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting
(i) the proposed Investment Advisory Agreement between INVESCO Funds Group, Inc. ("INVESCO") and the UAM Funds on behalf of the Pell Rudman Mid Cap Growth Portfolio; (ii) the proposed investment advisory agreement between INVESCO and the INVESCO Counselor Series Funds, Inc. on behalf of the INVESCO Mid-Cap Growth Fund, and (iii) the proposed Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the UAM Funds, on behalf of the Pell Rudman Mid-Cap Growth Portfolio, and the INVESCO Counselor Series Funds, Inc., on behalf of the INVESCO Mid-Cap Growth Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE UAM FUNDS TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1:  Approve a new Investment Advisory Agreement between UAM Funds and
             INVESCO on behalf of the Pell Rudman Mid-Cap Growth Portfolio.

                [_] For       [_] Against     [_] Abstain


PROPOSAL 2:  Approve a new Investment Advisory Agreement between INVESCO
             Counselor Series Funds, Inc. and INVESCO on behalf of the INVESCO Mid-Cap Growth Fund.

                [_] For       [_] Against     [_] Abstain


PROPOSAL 3:  Approve the Agreement between the UAM Funds, on behalf of the Pell
             Rudman Mid Cap Growth Portfolio, and INVESCO Counselor Funds, on behalf of the INVESCO Mid-Cap Growth Fund.

                [_] For       [_] Against     [_] Abstain

     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR both of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: ________, 2001                  ____________________________________
                                       Signature of Shareholder


                                       ____________________________________
                                       Signature (Joint Owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.